UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2012

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois

(Address of Principal Executive Offices)

60523

(Zip Code)

(630) 623-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 24, 2012, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s results for the fourth quarter and 2011 year-end results. A copy of the related investor release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety. Also filed herewith as Exhibit 99.2 and incorporated by reference is supplemental information for the quarter and year ended December 31, 2011. The information under this Item 2.02, including such Exhibits, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Release of McDonald’s Corporation issued January 24, 2012: McDonald’s Momentum Delivers Another Year Of Strong Results For 2011

99.2	McDonald’s Corporation: Supplemental Information, Quarter and Year Ended December 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date: January 24, 2012	By:	/s/ Kevin M. Ozan
Kevin M. Ozan
Corporate Senior Vice President – Controller

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald’s Corporation issued January 24, 2012: McDonald’s Momentum Delivers Another Year Of Strong Results For 2011

Exhibit No. 99.2	McDonald’s Corporation: Supplemental Information, Quarter and Year Ended December 31, 2011